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                       SECURITIES EXCHANGE AND COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 19, 2000


                                   FORTEL INC.
                          (formerly Zitel Corporation)
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)


            0-12194                                       94-2566313
      (Commission File No.)                    (IRS Employer Identification No.)


                            46832 LAKEVIEW BOULEVARD
                            FREMONT, CALIFORNIA 94538
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (510) 440-9600





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ITEM 5.       OTHER EVENTS

         On June 19, 2000, the name of Zitel Corporation was changed to FORTEL Inc. with the filing by the California Secretary of State of a Certificate of Ownership completing the merger of Zitel Corporation with its wholly owned subsidiary, FORTEL Inc., a California corporation. The parent corporation is the surviving corporation in the merger

ITEM 7.       EXHIBITS

         (c) The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

                           Exhibit 3        Certificate of Ownership



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     FORTEL INC.


Dated:  June 29, 2000                By: /s/ Anna M. McCann
                                        ----------------------------------------
                                        Anna M. McCann
                                        Chief Financial Officer


                                       2
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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
------            -----------

   3              Certificate of Ownership


                                       3